UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 15-d
of the Securities Exchange Act of 1934

For the Period Ended: August 29, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: August 28, 2007)

Filing Date of this Report: August 30, 2007

Montana Acquisition Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-46174	14-1824753
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

     SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS. ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 30, 2007, we entered into a consulting agreement with Marine Associates, a New York general partnership. We are annexing a facsimile of that agreement as Exhibit 10.1 hereof.

     That agreement is dated August 28, 2007 and the parties to that agreement were Marine and us. That agreement will remain in full force and effect under its terms and conditions through December 31, 2007. After December 31, we may renew the agreement; however, we must negotiate new terms, specifically, the provision applicable to Marine's payment, prior to our renewal. Any renewal would be subject to Marine's acceptance of our terms.

     Other than in respect of that agreement, there are no relationships between either party, or among their respective partners, officers, directors, and shareholders. (While our principal stockholder, Randolph S. Hudson, has consulted with Marine's general partner on a number of occasions and on a number of matters not involving us, no transaction was ever consummated between us, our principal stockholder, Marine, or its general partner.

       The principal terms of that agreement are:

■    Marine will consult with our President on administrative matters pertaining to our overall corporate development.

■    Marine will not offer us legal advice, investment advice, or any advice that would constitute the sale or purchase of securities.

■    We agree to provide Marine with any information on us it will require to form a decision on any given matter of consultation, including our providing it with "non-public information. "

■    Marine and us agree to keep all matters confidential.

■    Marine is permitted to contract with other third parties in order to perform its services to us, except that Marine will be responsible for compensating any such third-parties.

■    We agreed to pay Marine for any legal costs related to their strict enforcement of the terms and conditions set forth in the agreement.

     As compensation for providing us with their services through December 31, 2007, we agreed to pay Marine $1,410, which we agreed to pay it by issuing it 1,410 shares of our common stock.

       We encourage you to read the agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

     The following table lists the exhibits that we are annexing to this report. We consider these exhibits "filed" for purposes of Section 18 of the Securities Exchange Act.

Exhibit
No.	Description of Exhibit

10.1	Consulting Agreement with Marine Associates dated August 28, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 30, 2007
By Order of the Board of Directors of Montana Acquisition Corporation:

Randolph S. Hudson
Chairman of the Board
President
Chief Executive Officer